Deckers Brands Appoints Steve Fasching to Chief Financial Officer

Goleta, California (June 15, 2018) -- Deckers Brands (NYSE: DECK), a global leader in designing, marketing and distributing innovative footwear, apparel and accessories, today announced the appointment of Steve Fasching to Chief Financial Officer effective July 16, 2018. Mr. Fasching previously served as the company’s Senior Vice President, Corporate Strategy, Planning & Investor Relations. He succeeds Tom George, who will transition concurrent with Mr. Fasching’s appointment.

“I am extremely pleased to announce the promotion of Steve Fasching to Chief Financial Officer,” stated Dave Powers, CEO and President of Deckers.  “After a thorough executive search, we found Steve to be best positioned to take on the role.  He possesses a deep understanding of our business, has demonstrated a strong track record of performance, and has displayed tremendous leadership in his service to the company.  His extensive financial and strategic experience will be a huge asset to Deckers as we enter our next phase of growth.”

John Gibbons, Chairman of the Board commented, “Steve has been an invaluable member of the Deckers global finance team. His promotion demonstrates the Board’s ongoing commitment to its comprehensive management succession process and provides our stockholders a CFO with an unparalleled understanding of our business and who is in the best position to continue our strong momentum.”

Mr. Fasching held senior finance-related roles at Princess Cruises prior to joining Deckers in August 2011 as Vice President, Strategic Financial Planning. Mr. Fasching was elevated to Vice President, Strategy & Investor Relations in 2016 and was promoted to Senior Vice President, Corporate Strategy, Planning & Investor Relations in February 2018.

“I am very honored by this opportunity,” said Mr. Fasching. “Having been with Deckers for the past seven years and fortunate to serve in various roles, I am excited to take this next step.  I look forward to leading our finance team while driving our business forward with a portfolio of exciting brands that resonate with consumers across the globe.”

About the Company

Deckers Brands is a global leader in designing, marketing and distributing innovative footwear, apparel and accessories developed for both everyday casual lifestyle use and high performance activities. The Company's portfolio of brands includes UGG®, Koolaburra®, HOKA ONE ONE®, Teva® and Sanuk®. Deckers Brands products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and operated retail stores, and select online stores, including Company-owned websites. Deckers Brands has a 40-year history of building niche footwear brands into lifestyle market leaders attracting millions of loyal consumers globally. For more information, please visit www.deckers.com.

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding our anticipated financial performance, future or assumed condition, growth potential, business plans and management succession strategies. We have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “expected,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent our management’s current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, as well as in our other filings with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by applicable law or the listing rules of the New York Stock Exchange, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.

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Contact:
Deckers Brands
Erinn Kohler, Investor Relations
805.967.7611